Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated September 1, 2016 to the

Statutory Prospectus for Class A, Class C, Class R,

Class R6, Class P, Institutional Class and Administrative Class Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2016

Disclosure Relating to AllianzGI Retirement 2020 Fund (the “2020 Fund”), AllianzGI Retirement 2025 Fund (the “2025 Fund”), AllianzGI Retirement 2030 Fund (the “2030 Fund”), AllianzGI Retirement 2035 Fund (the “2035 Fund”), AllianzGI Retirement 2040 Fund (the “2040 Fund”), AllianzGI Retirement 2045 Fund (the “2045 Fund”), AllianzGI Retirement 2050 Fund (the “2050 Fund”), AllianzGI Retirement 2055 Fund (the “2055 Fund”) (each a “Target Date Fund” and collectively, the “Target Date Funds”), and AllianzGI Retirement Income Fund (the “Retirement Income Fund” and together with the Target Date Funds, for purposes of this section only, each a “Fund” and together, the “Funds”)

Certain changes to each Fund’s investment strategy, benchmarks and portfolio management team have been approved by the Board of Trustees of Allianz Funds Multi-Strategy Trust (the “Trust”) (the “Board”) and are expected to become effective on or about October 1, 2016. While these and other changes are outlined below, they will be reflected in detail in a reprinted version of the Funds’ Statutory Prospectus to be filed with the U.S. Securities and Exchange Commission and available at http://us.allianzgi.com/Products on or about October 1, 2016.

Changes to Fee Waivers

As part of the changes to each Fund’s investment strategy, the Funds will remain primarily invested in affiliated underlying funds and the portfolio managers will largely eliminate holdings in actively managed unaffiliated funds and alternatively employ ETFs as needed. Although the blend of (i) expenses attributable to a Fund itself and (ii) expenses attributable to investment in other registered or unregistered funds (“Acquired Fund Fees and Expenses”) may differ from current levels under the revised investment strategies, each Fund will benefit from an expense cap that will limit each Fund’s total net expense ratios to a level that is lower than (or in the case of Retirement Income Fund, equal to) its current total net expense ratio for each applicable share class through at least January 31, 2020, as shown below:

Class A Shares	Class C Shares	Class R Shares	Class R6 Shares	Class P Shares	Administrative Class Shares
0.95%	1.70%	1.30%	0.55%	0.65%	0.90%

Investment Strategy Changes – Target Date Funds

Effective on or about October 1, 2016, the section of the Prospectus titled “Overview of Allianz Target Funds” will be substantially revised in order to reflect the Target Date Funds’ revised principal investment strategies, except that existing disclosure in the sub-section currently titled “Principal Risks” will remain intact. Corresponding changes will also be made to each Target Date Fund Summary.

Each Target Date Fund will adopt the dynamic multi-asset plus (“DMAP”) investment strategy in place of its current investment strategy. Under the DMAP Strategy, each Target Date Fund will pursue its objective primarily by gaining diversified exposure to core global equity asset classes, including emerging markets equities (the “Equity Component”), and core U.S. fixed income asset classes (the “Fixed Income Component”). Each Fund may gain up to 20% exposure to “opportunistic” asset classes that the portfolio managers believe offer diversification benefits and exhibit risk and return profiles that are different from core Equity and Fixed Income Components (the “Opportunistic Component”).

Each Target Date Fund has established strategic Equity Component and strategic Fixed Income Component allocations, which change over time in relation to the Fund’s target retirement date and according to a pre-determined “glide path” as shown in the following table. The target date refers to the approximate year an investor in the Fund would plan to retire (i.e., the Fund’s “target date”). The glide path represents the shifting of strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. The following chart sets forth the proposed target asset allocation range in each of the aforementioned components applicable to the Target Date Funds as they approach their target dates.

Years to Target Date	Strategic Equity Component (%)	Typical Equity Component (Min/Max %)	Strategic Fixed Income Component (%)	Typical Fixed Income Component (Min/Max %)	Typical “Opportunistic” Component (Min/Max %)*
-5	30	10-40	70	60-90	0-20
0	40	10-55	60	45-90	0-20
+5	53	15-70	47	30-85	0-20
+10	65	30-85	35	15-70	0-20
+15	75	50-90	25	10-50	0-20
+ 20	85	70-95	15	5-30	0-20
+25	90	80-99	10	1-20	0-20
+30	93	85-99	7	1-15	0-20
+35	93	85-99	7	1-15	0-20
+40	93	85-99	7	1-15	0-20

*  Note exposures will always total 100%, including the opportunistic exposures. We note however, that as a result of its derivative positions, a Target Fund may have gross investment exposures in excess of 100% of its net assets.

The strategic Equity and Fixed Income Component allocation ranges set forth in the table above are shown as of a specific target date and will transition over time. The graph below illustrates how the strategic Equity Component allocation range in the table above move along the glide path over time.

The Target Date Funds’ new glidepath and benchmark (as discussed below) may be generally characterized as having a moderate risk profile, and may be more heavily allocated toward equities than other, more conservative glidepaths and benchmarks, including to the glidepath and benchmark that the Target Date Funds will have employed for periods prior to October 1, 2016. A fund using a moderate glidepath and benchmark will generally be more susceptible to market fluctuations than a fund using a more conservative glidepath and benchmark, and will have a return profile that will likely differ from the return profile of a fund using a more conservative glidepath and benchmark.

The Target Date Funds will implement this investment strategy to achieve indirect exposure to various asset classes by primarily investing in three Allianz-sponsored underlying funds, including two series of the Trust, namely the AllianzGI Global Dynamic Allocation Fund and AllianzGI Best Styles Global Equity Fund, and one series of AllianzGI Institutional Multi-Series Trust, namely AllianzGI Advanced Core Bond Fund. AllianzGI Advanced Core Bond Fund is not publicly offered or sold to investors.

In deciding how to allocate across equity, fixed income and other asset classes, the Target Date Funds’ portfolio managers will analyze momentum and momentum reversion as part of the investment process for each Fund. Additionally, in implementing these investment strategies, each Target Date Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies, as well as other types of derivatives.

Investment Strategy Changes – Retirement Income Fund

Effective October 1, 2016, the section of the Prospectus titled “Overview of Allianz Target Funds” will be revised in order to reflect the Retirement Income Fund’s revised investment strategy, except that existing disclosure in the sub-section currently titled “Principal Risks” will remain intact. Corresponding changes will also be made to the Retirement Income Fund Summary.

Under its revised investment strategy, Retirement Income Fund will seek to achieve its investment objective through a combination of active allocation between asset classes and the use of both actively managed and passive strategies within those asset classes. The Fund will invest directly and indirectly in a globally diversified portfolio of equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments, including exchange-traded funds (“ETFs”) and exchange-traded notes, certain mutual funds and ETFs sponsored by Allianz or Pacific Investment Management Company LLC (“PIMCO”) (“Underlying Funds”), and ETFs, mutual funds and pooled vehicles other than the Underlying Funds (“Other Acquired Funds”), and derivative instruments.

The Fund will target a long-term average strategic asset allocation of 30% to global equity exposure, including REITs (the “Equity Component”) and 70% to global fixed income asset classes (the “Fixed Income Component”). The Fund will also be permitted to have up to a 20% allocation to other income generating instruments on an opportunistic basis (the “Opportunistic Component”), including preferred securities, bank loans and master limited partnerships (MLPs), as well as other opportunistic investments

(e.g., commodities), to seek to improve the Fund’s diversification profile.

In implementing these investment strategies, the Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies, as well as other types of derivatives.

In deciding how to allocate the Fund’s assets, the portfolio managers will analyze market cycles, economic cycles, valuations and yields of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. The portfolio managers will also analyze momentum and momentum reversion as part of the investment process for the Fund.

Benchmark Revisions

Each Fund currently uses the applicable Morningstar Lifetime Conservative Index as its benchmark. Effective October 1, 2016, each Target Date Fund will use the applicable Morningstar Lifetime Moderate Index as its benchmark. The change from the “conservative” indices to the “moderate” indices reflects the proposed increase in each Target Date Fund’s strategic allocation to equities (as described above).

Additionally, effective October 1, 2016, the current secondary benchmarks for each Fund, the Real Return Target Indices, will be removed. To provide information on the underlying asset allocation, a new custom secondary benchmark, which will use a custom blend of the following indices, will be added for each Fund: the MSCI USA Net Return Index, the MSCI ACWI ex-US Net Return index and the Barclays US Aggregate Bond Index. Each Target Date Fund’s custom benchmark will represent the strategic asset allocation for that Fund at a given point in time. The custom index weightings will be adjusted quarterly according to the strategic glidepath and rebalanced monthly.

Further, the Retirement Income Fund’s primary benchmark will be changed to the Barclays U.S. Universal Bond Index and the Fund’s secondary benchmark will be changed to the MSCI World High Dividend Yield Index.

Portfolio Manager Changes

Effective October 1, 2016, Michael Stamos and Alistair Bates will be added as named portfolio managers of each Fund and Rahul Malhotra will no longer manage the Funds. Paul Pietranico and Claudio Marsala will continue as portfolio managers of each Fund.

Certain Tax Considerations

A portion of the portfolio assets of each Fund may be sold in connection with the changes in the investment strategy of each Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund’s tax basis in such assets. Any capital gains recognized in such sales, as increased by any other current-year capital gains and as decreased by any current-year capital losses and any available capital loss carry-forwards, will be distributed by the Fund to shareholders as taxable distributions.

Disclosure Relating to AllianzGI Global Dynamic Allocation Fund (for purposes of this section only, the “Fund”)

Certain changes to the Fund’s approach to achieving its investment objective and the Fund’s portfolio managers, as described below, were addressed by the Board at a meeting held on August 30, 2016. These changes are expected to become effective on or about October 1, 2016 and will be incorporated into a reprinted version of the Fund’s Statutory Prospectus to be filed with the U.S. Securities and Exchange Commission and available at http://us.allianzgi.com/Products on or about October 1, 2016.

Investment Strategy Changes

Effective on or about October 1, 2016, the Fund will discontinue its current fund of funds approach and will be repositioned to directly hold securities and other investments, rather than primarily investing indirectly through Underlying Funds (as previously defined). This “repositioning” does not involve any change to the Fund’s investment objective or overall investment principles, but rather only a change in how the Fund seeks to achieve its investment objective. The Fund’s transition from a fund of funds to a direct-investing fund will be implemented by creating three distinct sub-portfolios or “sleeves” of the Fund’s portfolio that will be managed as follows:

1.	The Best Styles Global Equity sleeve will be managed by Michael Heldmann and Rohit Ramesh;
2.	The Best Styles Global Managed Volatility sleeve will be managed by Michael Heldmann and Rohit Ramesh; and
3.	The Advanced Core Bond sleeve will be managed by Christian Tropp.

Additionally, the Fund’s investments in “opportunistic” asset classes (the “Opportunistic” Component) will be overseen by Giorgio Carlino, Claudio Marsala, and Michael Stamos (each a current portfolio manager of the Fund) and Paul Pietranico (who is not currently a portfolio manager of the Fund, but who will be added (see below)). Messrs. Carlino, Marsala, Stamos and Pietranico will also have overall authority for the asset allocation of the Fund’s entire portfolio.

In accordance with the Fund’s revised investment approach, it is expected that the Fund’s Acquired Fund Fees and Expenses, as shown in its Annual Fund Fees and Expenses table in the Fund Summary, will be reduced. The Fund’s total net expense ratio for each share class will remain at their current levels, as the Fund’s total annual operating expenses for each share class will continue to exceed the applicable expense cap.

Effective on or about October 1, 2016, the section of the Prospectus titled “Principal Investments and Strategies of Each Fund—AllianzGI Global Dynamic Allocation Fund” will be revised to reflect these changes, except that existing disclosure in the sub-section currently titled “Principal Risks” will remain intact. Corresponding changes will also be made to the Fund Summary.

Portfolio Manager Changes

Effective on or about October 1, 2016, Paul Pietranico will be added as a named portfolio manager of the Fund.

Certain Tax Considerations

A portion of the portfolio assets of the Fund may be sold in connection with the changes in the Fund’s investment strategy. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund’s tax basis in such assets. Any capital gains recognized in such sales, as increased by any other current-year capital gains and as decreased by any current-year capital losses and any available capital loss carry-forwards, will be distributed by the Fund to shareholders as taxable distributions.

Disclosure Relating to AllianzGI Global Allocation Fund (for purposes of this section only, the “Fund”)

The Board has approved an increase in the Fund’s maximum allocation to its Opportunistic Component (as defined in the Fund’s statutory prospectus) from 10% of the Fund’s total assets to 20% of the Fund’s total assets, to become effective on or about October 1, 2016. The change will give additional flexibility to the Fund’s portfolio management team as they implement the Fund’s strategy and the DMAP investment process that actively allocates assets across a global opportunity set.

Please retain this Supplement for future reference.